UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 8, 2006

EESTech, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-32863 (Commission File Number)	33-0322627 (IRS Employer Identification No.)

23011 Moulton Parkway, Suite A-10, LAGUNA HILLS, CA (Address of principal executive offices)	92653 (Zip Code)

Registrant's telephone number, including area code 949/380-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Resignation of Director - Paul Bailey

On August 8 2006, the company's Board of Directors consisting of Mr Murray Bailey and Gaylord Beeson accepted the resignation of Mr Paul Bailey effective from August 8 2006.

Mr Bailey has indicated that he is embarking on a major international project and will be unable to provide the necessary support as EESTech Inc moves to commercialize technologies in the Energy and Water fields.

The resignation is the result of an overall strategic restructuring and is not the result of a disagreement with management regarding the Company’s operations, policies, practices or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EESTech, Inc. (Registrant)

Date January 5, 2007

/s/ Murray Bailey
(Signature)*
Murray Bailey - Chief Executive Officer Chief Financial Officer